Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
Supplemental Agreement No. 18
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of September 8, 2021, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-18);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 MAX aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, Customer and Boeing agree to *** 737-*** Aircraft as follows:

Manufacturer Serial Number	***	***
***	***	***

UAL-PA-03776         SA-18, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 18 to
Purchase Agreement No. 03776
WHEREAS, Customer and Boeing agree to revise certain ***
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-18”).
2.Tables.
Table 1.1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-18”) to reflect the *** 737-*** aircraft.
3.Letter Agreements.
Letter Agreement No. UAL-PA-03776-LA-1208157R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-1208157R4 titled “***” (identified by “SA-18”) to revise the *** for the 737-*** aircraft.
4.Miscellaneous.
4.1.The following letter agreements are deemed to revise references as follows:
UAL-PA-03776        SA-18, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 18 to
Purchase Agreement No. 03776

Document	Original Reference	Replacement Reference
Table 1A: 737-*** Aircraft Delivery, Description, Price and ***	For the referenced Table 1A, the cited footnote below (incorporated into such Table 1A) references Letter Agreement UAL-PA-03776-LA-1208157R3: ^ - ***	For the referenced Table 1A, such cited footnote is deemed to be revised to reference Letter Agreement UAL-PA-03776-LA-1208157R4 as follows: ^ - ***
Table 1B: *** 737-*** Aircraft Delivery, Description, Price and ***	For the referenced Table 1B, the cited footnote below (incorporated into such Table 1B) references Letter Agreement UAL-PA-03776-LA-1208157R3: ^ - ***	For the referenced Table 1B, such cited footnote is deemed to be revised to reference Letter Agreement UAL-PA-03776-LA-1208157R4 as follows: ^ - ***
Table 1C: *** 737-*** Aircraft Delivery, Description, Price, and ***	For the referenced Table 1C, the cited footnote below (incorporated into such Table 1C) references Letter Agreement UAL-PA-03776-LA-1208157R3: ^ - ***	For the referenced Table 1C, such cited footnote is deemed to be revised to reference Letter Agreement UAL-PA-03776-LA-1208157R4 as follows: ^ - ***
UAL-PA-03776        SA-18, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 18 to
Purchase Agreement No. 03776
4.2.The following references to “Table 1” in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement are now deemed to be replaced per Figure 1 as follows:
        Figure 1

Document	Original Reference	Replacement Reference
Purchase Agreement Basic Articles	Reference to “Table 1” (i)Opening Paragraph 1 (ii)Article 2 (iii)Article 3.1 (iv)Article 4.1 & 4.2 (v)Article 5.1	Reference to “Table 1” in such instances is deemed to be replaced as follows: “Table 1, Table 1.1 and Table 1A, Table 1B and Table 1C”
Supplemental Exhibit AE2	Reference to “Table 1” (i)Article 1 (ii)Notes to Article 1	Reference to “Table 1” in such instances is deemed to be replaced as follows: “Table 1A, Table 1B and Table 1C”
Supplemental Exhibit EE1	Reference to “Table 1” Article 2.6.2	Reference to “Table 1” in such instance is deemed to be replaced as follows: “Table 1, Table 1.1, Table 1A, Table 1B and Table 1C”
UAL-PA-03776-LA-1207647 “Seller Purchased Equipment”	Reference to “Table 1” Article 2.6.2	Reference to “Table 1” in such instance is deemed to be replaced as follows: “Table 1, Table 1.1, Table 1A, Table 1B and Table 1C”
UAL-PA-03776-LA-1207637R4 “***”	Reference to “Table 1” Article 1.1 Article 3.2	Reference to “Table 1” in such instance is deemed to be replaced as follows: “Table 1, Table 1.1 and Table 1A, Table 1B and Table 1C”
UAL-PA-03776-LA-1207643R3 “Open Matters 737-*** and 737-*** Aircraft”	Reference to “Table 1B” Article 1.1 & 1.2 Article 2.1.1.4	Reference to “Table 1B” in such instances is deemed to be replaced as follows: “Table 1B and Table 1C”
Letter Agreement UALPA-03776-LA-1703858R1 titled “*** for the 737-10 Aircraft”	Reference to “Table 1A” Article 1	Reference to “Table 1A” in such instance is deemed to be replaced as follows: “Table 1A, Table 1B and Table 1C”
UAL-PA-03776        SA-18, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 18 to
Purchase Agreement No. 03776
4.3.If Boeing or Customer determines that references described in Section 4 of this Supplemental Agreement No. 18 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-03776        SA-18, Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 18 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Ted Davidson
Signature	Signature

Irma L. Krueger	Ted Davidson
Printed Name	Printed Name

Attorney-in-Fact	Vice President Procurement
Title	Title

UAL-PA-03776        SA-18, Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-18 §4.2
Article 2.	Delivery Schedule	SA-18 §4.2
Article 3.	Price	SA-18 §4.2
Article 4.	Payment	SA-18 §4.2
Article 5.	Additional Terms	SA-18 §4.2
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-18
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-15 & SA-18 §4.1
1B.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16 & SA-18 §4.1
1C.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16 & SA-18 §4.1
EXHIBITS
A-1	737-9 & *** 737-9Aircraft Configuration	SA-8
A-2	737-8 Aircraft Configuration
A-3	737-7 Aircraft Configuration
A-4	*** 737-*** Aircraft Configuration	SA-16
A-5	737-*** Aircraft Configuration	SA-14
B.	Aircraft Delivery Requirements and Responsibilities
TABLE OF CONTENTS, CONTINUED
SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features
AE2.	***/Airframe and *** Features for the 737-10 Aircraft	SA-18 §4.2
BFE1.	BFE Variables 737-9 Aircraft	SA-7
UAL-PA-03776    TABLE OF CONTENTS    SA-18, Page 1 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

BFE2.	BFE Variables 737-10 Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***	SA-18 §4.2
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R4	*** Matters	SA-16
UAL-PA-03776-LA-1207638R3	***	SA-16
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R3	Open Matters 737-*** and 737-*** Aircraft	SA-15 & SA-18 §4.2
UAL-PA-03776-LA-1207646R4	Promotional Support	SA-15
UAL-PA-03776-LA-1207647	Seller Purchased Equipment	SA-18 §4.2
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R5	Special Matters	SA-16
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R4	***	SA-18
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1208869R2	Delivery *** Matters	SA-16
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special MAX Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776    TABLE OF CONTENTS    SA-18, Page 2 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** for the 737-*** Aircraft	SA-18 §4.2
	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766R1	Certain Special Matters	SA-14
UAL-PA-3776-LA-2103143	Airline Operational Efficacy Matter	SA-16
UAL-PA-3776-LA-2103288	***	SA-16

UAL-PA-03776    TABLE OF CONTENTS    SA-18, Page 3 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020
Supplemental Agreement No. 14	June 30, 2020
Supplemental Agreement No. 15	February 26, 2021
Supplemental Agreement No. 16	June 27, 2021
Supplemental Agreement No. 17	August 12, 2021
Supplemental Agreement No. 18	September 8, 2021

UAL-PA-03776    TABLE OF CONTENTS    SA-18, Page 4 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1.1 To Purchase Agreement No. 03776
*** 737-*** Aircraft Delivery, Description, Price and ***
	Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:		$***		Engine Price Base Year/*** Formula:			***	***
	*** Features:		$***
	Sub-Total of Airframe and Features:		$***		Airframe *** Data:
	Engine Price (Per Aircraft):		$***		Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:		$***
	Seller Purchased Equipment (SPE) Estimate:		$***

	Deposit per Aircraft:		$***

# of Aircraft	Delivery Date	***	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Number of	Factor			*** Base	***	***	***	***
	Aircraft	***			Price Per A/P	***%	***%	***%	***%
***	*** ***	***	***	***	$***	$***	$***	$***	$***
Total in this Table:	***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R3 entitled "Open Matters 737-9 and 737-10 Aircraft", including successors thereof.
Note: Serial Numbers are provided as guidance only and are subject to change.
^ - ***
+ - ***
***
UAL-PA-03776    TABLE OF CONTENTS    SA-18, Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-03776-LA-1208157R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
Reference:    Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1208157R3.
All terms used herein and in this Letter Agreement, and not defined herein, will have the same meaning as in the Purchase Agreement.
Subject to the terms, provisions, and conditions described herein, *** any Aircraft, as of the effective date (Effective Date) of the ***.
UAL-PA-03776-LA-1208157R4    SA-18
***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.Customer's ***.
Boeing *** to Customer, at a charge as described in paragraph 3 below, *** an Aircraft *** for the respective model type. The Effective Date of such *** shall be the date that Boeing provides *** to Customer, unless otherwise mutually agreed to. *** for the applicable Aircraft ***. Boeing will use its best reasonable efforts to provide *** not later than *** after receipt of Customer's written request.
2.***.
At the time of delivery of each Aircraft, or *** after delivery of an Aircraft, *** as requested by Customer. Such *** shall be ***, identifying the Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of the *** The *** shall also indicate the ***
3.***
3.1.Calculation of Customer's ***
If Customer elects ***:
***
3.4.Customer's ***.
***
5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact
UAL-PA-03776-LA-1208157R4    SA-18
***    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	September 8 , 2021

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson

Its:	Vice President – Procurement

UAL-PA-03776-LA-1208157R4    SA-18
***    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.
Attachment A to Letter Agreement UAL-PA-03776-LA-1208157R4

Date:    ____________________

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Attention:    ***
Reference:    Letter Agreement UAL-PA-03776-LA-1208157R4 to Purchase Agreement 03776

***

Very truly yours,

THE BOEING COMPANY

By: __________________
Its: __________________

Attachment A to UAL-PA-03776-LA-1208157R4    SA-18
***    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

Attachment A: to Letter Agreement UAL-PA-03776-LA-1208157R4
***

***

Attachment A to UAL-PA-03776-LA-1208157R4    SA-18
***    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED BY UNITED CONTINENTAL HOLDINGS, INC. AND UNITED AIRLINES, INC.

Attachment B to Letter Agreement UAL-PA-03776-LA-1208157R4

***

Attachment B to UAL-PA-03776-LA-1208157R4    SA-18
***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY